                                                               EXHIBIT   15
                                                                        ----


                             LUTHERAN BROTHERHOOD

                        LB VARIABLE ANNUITY ACCOUNT I

                             POWER OF ATTORNEY OF
                            DIRECTORS AND OFFICERS



            KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of LUTHERAN BROTHERHOOD, a fraternal benefit society organized under the laws of the state of Minnesota (the "Society"), the Depositor of LB VARIABLE ANNUITY ACCOUNT I, does hereby make, constitute and appoint David J. Larson, Otis F. Hilbert, James M. Odland, and Randall L. Wetherille, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to an Exemptive Order Application, Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Society, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


            IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of July, 1993.



/s/ Robert 0. Blomquist             Director
--------------------------
Robert 0. Blomquist

                                                               EXHIBIT   15
                                                                        ----


                                LUTHERAN BROTHERHOOD

                           LB VARIABLE ANNUITY ACCOUNT I

                                POWER OF ATTORNEY OF
                               DIRECTORS AND OFFICERS



            KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of LUTHERAN BROTHERHOOD, a fraternal benefit society organized under the laws of the state of Minnesota (the "Society"), the Depositor of LB VARIABLE ANNUITY ACCOUNT I, does hereby make, constitute and appoint David J. Larson, Otis F. Hilbert, James M. Odland, and Randall L. Wetherille, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to an Exemptive Order Application, Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Society, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


            IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of July, 1993.



/s/ Richard W. Duesenberg               Director
----------------------------
Richard W. Duesenberg

                                                               EXHIBIT   15
                                                                        ----


                             LUTHERAN BROTHERHOOD

                        LB VARIABLE ANNUITY ACCOUNT I

                            POWER OF ATTORNEY OF
                           DIRECTORS AND OFFICERS



            KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of LUTHERAN BROTHERHOOD, a fraternal benefit society organized under the laws of the state of Minnesota (the "Society"), the Depositor of LB VARIABLE ANNUITY ACCOUNT I, does hereby make, constitute and appoint David J. Larson, Otis F. Hilbert, James M. Odland, and Randall L. Wetherille, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to an Exemptive Order Application, Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Society, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


            IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of July, 1993.



/s/ Robert P. Gandrud                    Director
------------------------------
Robert P. Gandrud

                                                               EXHIBIT   15
                                                                        ----


                                LUTHERAN BROTHERHOOD

                          LB VARIABLE ANNUITY ACCOUNT I

                               POWER OF ATTORNEY OF
                              DIRECTORS AND OFFICERS



            KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of LUTHERAN BROTHERHOOD, a fraternal benefit society organized under the laws of the state of Minnesota (the "Society"), the Depositor of LB VARIABLE ANNUITY ACCOUNT I, does hereby make, constitute and appoint David J. Larson, Otis F. Hilbert, James M. Odland, and Randall L. Wetherille, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to an Exemptive Order Application, Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Society, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


            IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of July, 1993.



/s/ William R. Halling                  Director
-------------------------------
William R. Halling

                                                               EXHIBIT   15
                                                                        ----


                              LUTHERAN BROTHERHOOD

                        LB VARIABLE ANNUITY ACCOUNT I

                             POWER OF ATTORNEY OF
                            DIRECTORS AND OFFICERS



            KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of LUTHERAN BROTHERHOOD, a fraternal benefit society organized under the laws of the state of Minnesota (the "Society"), the Depositor of LB VARIABLE ANNUITY ACCOUNT I, does hereby make, constitute and appoint David J. Larson, Otis F. Hilbert, James M. Odland, and Randall L. Wetherille, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to an Exemptive Order Application, Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Society, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


            IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of July, 1993.



/s/ Herbert D. Ihle                      Director
-----------------------------
Herbert D. Ihle

                                                               EXHIBIT   15
                                                                        ----


                               LUTHERAN BROTHERHOOD

                          LB VARIABLE ANNUITY ACCOUNT I

                              POWER OF ATTORNEY OF
                              DIRECTORS AND OFFICERS



            KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of LUTHERAN BROTHERHOOD, a fraternal benefit society organized under the laws of the state of Minnesota (the "Society"), the Depositor of LB VARIABLE ANNUITY ACCOUNT I, does hereby make, constitute and appoint David J. Larson, Otis F. Hilbert, James M. Odland, and Randall L. Wetherille, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to an Exemptive Order Application, Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Society, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


            IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of July, 1993.



/s/ Richard Kessler                      Director
----------------------------
Richard Kessler

                                                               EXHIBIT   15
                                                                        ----


                               LUTHERAN BROTHERHOOD

                           LB VARIABLE ANNUITY ACCOUNT I

                              POWER OF ATTORNEY OF
                             DIRECTORS AND OFFICERS



            KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of LUTHERAN BROTHERHOOD, a fraternal benefit society organized under the laws of the state of Minnesota (the "Society"), the Depositor of LB VARIABLE ANNUITY ACCOUNT I, does hereby make, constitute and appoint David J. Larson, Otis F. Hilbert, James M. Odland, and Randall L. Wetherille, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to an Exemptive Order Application, Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Society, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


            IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of July, 1993.



/s/ Judith K. Larsen                        Director
------------------------------
Dr. Judith K. Larsen

                                                               EXHIBIT   15
                                                                        ----


                               LUTHERAN BROTHERHOOD

                          LB VARIABLE ANNUITY ACCOUNT I

                              POWER OF ATTORNEY OF
                             DIRECTORS AND OFFICERS



            KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of LUTHERAN BROTHERHOOD, a fraternal benefit society organized under the laws of the state of Minnesota (the "Society"), the Depositor of LB VARIABLE ANNUITY ACCOUNT I, does hereby make, constitute and appoint David J. Larson, Otis F. Hilbert, James M. Odland, and Randall L. Wetherille, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to an Exemptive Order Application, Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Society, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


            IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of July, 1993.



/s/ John McDaniel                      Director
--------------------------
John P. McDaniel

                                                               EXHIBIT   15
                                                                        ----


                               LUTHERAN BROTHERHOOD

                         LB VARIABLE ANNUITY ACCOUNT I

                             POWER OF ATTORNEY OF
                            DIRECTORS AND OFFICERS



            KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of LUTHERAN BROTHERHOOD, a fraternal benefit society organized under the laws of the state of Minnesota (the "Society"), the Depositor of LB VARIABLE ANNUITY ACCOUNT I, does hereby make, constitute and appoint David J. Larson, Otis F. Hilbert, James M. Odland, and Randall L. Wetherille, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to an Exemptive Order Application, Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Society, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


            IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of July, 1993.



/s/ Dr. Mary Ellen H. Schmider                    Director
------------------------------------
Dr. Mary Ellen Schmider

                          LUTHERAN BROTHERHOOD

                        LB VARIABLE ANNUITY ACCOUNT I

                             POWER OF ATTORNEY OF
                            DIRECTORS AND OFFICERS



            KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of LUTHERAN BROTHERHOOD, a fraternal benefit society organized under the laws of the state of Minnesota (the "Society"), the Depositor of LB VARIABLE ANNUITY ACCOUNT I, does hereby make, constitute and appoint David J. Larson, Otis F. Hilbert, James M. Odland, and Randall L. Wetherille, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to an Exemptive Order Application, Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Society, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


            IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 28th day of February, 1995.



/s/ Bobby I. Griffin             Director
--------------------------
Bobby I. Griffin






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